Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Tenet Equity, LP (the “Property Manager”) Tenet Equity Funding SPE I, LLC Tenet Equity Funding SPE III, LLC 7332 East Butherus Drive, Suite 100 Scottsdale, Arizona 85260	7 October 2024

Re:	Tenet Equity Funding SPE I, LLC and Tenet Equity Funding SPE III, LLC (together, the “Issuers”)
Net-Lease Mortgage Notes, Series 2024-1 (the “Notes”)
Property and Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Property Manager, Issuers, Truist Securities, Inc., Wells Fargo Securities, LLC and BofA Securities, Inc. (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool consisting primarily of (i) fee titles to, and leasehold interests in ground leases on, commercial real estate properties (the “Properties”) and (ii) each of the leases with respect to such Properties and all payments required thereunder (the “Leases,” together with the Properties, the “Collateral Pool”) (hereinafter, the description of the assets in the Collateral Pool are referred to as “commercial real estate properties and related leases”) relating to the Issuers’ securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of the procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Property Manager, on behalf of the Issuers, provided us with, or instructed us to obtain, as applicable:

a.	Electronic data files (collectively, the “Provided Data Files”):
i.	Labeled “ABS Data Tape v3 - Hypothetical.xlsx“ and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Property Manager, on behalf of the Issuers, indicated contains information as of 30 September 2024 (the “Statistical Cut-off Date”) relating to the Collateral Pool and
ii.	Labeled “ABS Data Tape vF 10.4.24.xlsx” and the corresponding record layout and decode information, as applicable (the “Data File”), that the Property Manager, on behalf of the Issuers, indicated contains updated information as of the Statistical Cut-off Date relating to the Collateral Pool,
b.	A schedule and the corresponding record layout and decode information, as applicable (the “NAICS Code Schedule”), that the Property Manager, on behalf of the Issuers, indicated contains information relating to the sector and industry group for the Collateral Pool,
c.	Imaged copies of the following items (collectively, the “Source Documents”):
i.	Lease agreement or master lease agreement, any corresponding amendments, estoppels or other related documents (collectively, the “Lease Agreement”),
ii.	Appraisal report (the “Appraisal”),
iii.	The corporate guaranty or other related documents (collectively and as applicable, the “Corporate Guaranty”),
iv.	The property condition report (the “Property Condition Report”),
v.	The survey, additional survey, floor plan, site plan or other related documents (collectively and as applicable, the “Survey”),
vi.	The settlement statement, purchaser’s statement or other related documents (collectively and as applicable, the “Settlement Statement”),
vii.	The investor committee memorandum (the “Investor Memorandum”) and
viii.	The zoning report (the “Zoning Report”),

as applicable, that the Property Manager on behalf of the Issuers, indicated relate to each Property and Lease,

d.	A schedule and the corresponding record layout and decode information, as applicable (the “FCCR Schedule”), that the Property Manager, on behalf of the Issuers, indicated contains information relating to the corporate fixed charge coverage ratio (“FCCR”) for the Properties and Leases,
e.	A schedule and the corresponding record layout and decode information, as applicable (the “Kwik Kar Support File”), that the Property Manager on behalf of the Issuers, indicated contains information relating to certain Properties and Leases,

f.	A schedule and the corresponding record layout and decode information, as applicable (the “Industry Group Mapping Schedule,” together with the NAICS Code Schedule, Source Documents, FCCR Schedule and Kwik Kar Support File, the “Sources”) that the Property Manager, on behalf of the Issuers, indicated contains industry group information relating to each Property and Lease,
g.	The list of relevant characteristics (the “Sample Characteristics”) on the Provided Data Files, which is shown on Exhibit 1 to Attachment A,
h.	The list of relevant characteristics (the “Provided Characteristics”) on the Provided Data Files, which is shown on Exhibit 2 to Attachment A, on which the Property Manager, on behalf of the Issuers, instructed us to perform no procedures and
i.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the 94 Properties and Leases on the Provided Data Files are referred to as Property and Lease Numbers 1 through 94.

For the purpose of the procedures described in this report, certain information contained on the Provided Data Files is the “Subject Matter” as of the date of this report. We performed certain procedures on earlier versions of the Subject Matter and communicated any differences prior to being provided the final Subject Matter which was subjected to the procedures described below.

The procedures included in Attachment A were limited to comparing or recalculating, as applicable, certain information that is further described in Attachment A. The Issuers are responsible for the Subject Matter, Provided Data Files, Sources, Sample Characteristics, Provided Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources, Provided Characteristics or any other information provided to us or that we were instructed to obtain, as applicable, by the Property Manager, on behalf of the Issuers, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Collateral Pool, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Property Manager, on behalf of the Issuers, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Collateral Pool conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Collateral Pool,
iii.	Whether the originator(s) of the Collateral Pool complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Collateral Pool that would be material to the likelihood that the issuers of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Issuers and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

7 October 2024

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.	For each Property and Lease, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Sources and/or Preliminary Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in the notes to Exhibit 1 to Attachment A and the succeeding paragraph(s) of this Item.

The Source(s) that we were instructed by the Property Manager, on behalf of the Issuers, to use for each Sample Characteristic are indicated on Exhibit 1 to Attachment A. Where more than one Source is listed for a Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to note agreement if the value on the Preliminary Data File for the Sample Characteristic agreed with the corresponding information on at least one of the Sources that are listed for such Sample Characteristic on Exhibit 1 to Attachment A. We performed no procedures to reconcile any differences that may exist between various Sources for any of the Sample Characteristics listed on Exhibit 1 to Attachment A. In addition, if a particular Source contained multiple values for the same Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to note agreement if the value on the Preliminary Data File for the Sample Characteristic agreed with at least one of the values on the corresponding Source. We performed no procedures to reconcile any differences that may exist between various values on a Source for any Sample Characteristic.

2.	As instructed by the Property Manager, on behalf of the Issuers, we adjusted the information on the Preliminary Data File to correct all the differences we noted in performing the procedures described in Item 1. and provided a list of such differences to the Property Manager. The Preliminary Data File, as adjusted, is hereinafter referred to as the “Updated Preliminary Data File.”

3.	For each Property and Lease, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, all as shown on the Data File, to the corresponding information on the Updated Preliminary Data File. All such compared information was found to be in agreement.

4.	Using the:
a.	Original Lease Commencement Date, as shown on the Data File,
b.	Current Lease Expiration, as shown on the Data File, and
c.	Statistical Cut-off Date,

we recalculated the:

i.	Original lease term (months) and
ii.	Remaining lease term (months)

for each Property and Lease on the Data File. We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

Attachment A Page 2 of 2

5.	Using the:
a.	Information on the Data File,
b.	Information on the Sources and
c.	The additional information, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in the succeeding paragraph(s) of this Item,

we recalculated the current lease rate of each Property and Lease, subject to the additional instruction(s) described in the succeeding paragraph(s) of this Item. We compared the results of our recalculations to the current lease rate, as shown on the Data File, and found such information to be in agreement.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us to recalculate the current lease rate of each Property and Lease (except for Property and Lease Numbers 18, 19 and 20) by:

i.	Multiplying the current monthly rent, as shown on the Data File, by twelve,
ii.	Dividing the result of i. by the sum of the consolidated purchase price for each unique Property ID corresponding to the same Contract ID, as shown on the Settlement Statement, and
iii.	Rounding the result of ii. to the nearest 0.01%.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us to recalculate the current lease rate of Property and Lease Numbers 18, 19 and 20 using the Kwik Kar Support File as a Source Document.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, indicated the current monthly rent that is shown on the Data File for the first listed Property of multiple Properties with the same unique Contract ID, is the current monthly rent for the corresponding Lease.

The Property Manager, on behalf of the Issuers, instructed us ignore differences of +/- 0.01%.

Exhibit 1 to Attachment A Page 1 of 4

Sample Characteristics and Source(s)

Sample Characteristic	Source(s)	Note(s)

Property ID	Lease Agreement	i.
Tenant	Lease Agreement	ii.
Concept	Investor Memorandum	ii.
Sector	NAICS Code Schedule	iii.
City	Appraisal, Property Condition Report or Lease Agreement	ii.
State	Appraisal or Lease Agreement
Zip	Appraisal, Property Condition Report or Lease Agreement
Industry	Investor Memorandum	ii.
Aggregate unit FCC	FCCR Schedule	iv.
Monthly rent payment	(a) Lease Agreement and recalculation or (b) Kwik Kar Support File	v.
Master lease (Y/N)	Lease Agreement
Corporate guaranty (Y/N)	Lease Agreement or Corporate Guaranty
Land sf	(a) Survey, Appraisal or Property Condition Report or (b) Survey and recalculation	vi.
Building sf	Survey, Appraisal or Property Condition Report	vi., vii.
Year built	Appraisal, Property Condition Report or Zoning Report
Original lease commencement date	Lease Agreement or Settlement Statement	viii.,
Current lease expiration	Lease Agreement
Date of last rent bump	Lease Agreement
Date of next rent bump	Lease Agreement	ix.
Rent bump % cap	Lease Agreement
Rent bump description	Lease Agreement	ii.
Next lease renewal date	Lease Agreement	x.
Tenant purchase option (Y/N)	Lease Agreement
Appraisal date	Appraisal

Exhibit 1 to Attachment A Page 2 of 4

Sample Characteristic	Source(s)	Note(s)
Land value	Appraisal
Appraised Value	Appraisal
Property Acquisition Date	Settlement Statement

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the indicated Sample Characteristics for each Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to ignore differences that appear to be due to abbreviations and truncations.

iii.	For the purpose of comparing the sector Sample Characteristic for each Property and Lease (except for Property and Lease Number 41), the Property Manager, on behalf of the Issuers, instructed us to use the sector description, as shown on the NAICS Code Schedule, corresponding to the first two digits of the NAICS, as shown on the Preliminary Data File.

Tenet, on behalf of the Issuers, instructed us not to compare the sector Sample Characteristic for Property and Lease Number 41.

iv.	For the purpose of comparing the aggregate unit FCC Sample Characteristic for each Property and Lease, the Property Manager, on behalf of the Issuers, indicated the aggregate unit FCC value that is shown on the Preliminary Data File for the first listed Property of multiple Properties with the same unique Contract ID, is the aggregate unit FCC value for the corresponding Lease.

v.	For the purpose of comparing the monthly rent payment Sample Characteristic for each Property and Lease, the Property Manager, on behalf of the Issuers, indicated the aggregate monthly rent payment that is shown on the Preliminary Data File for the first listed Property of multiple Properties with the same unique Contract ID, is the aggregate unit FCC value for the corresponding Lease.

For the purposes of comparing the monthly rent payment Sample Characteristic for each Property and Lease (except for Property and Lease Numbers 18 and 20), the Property Manager, on behalf of the Issuers, instructed us to divide the annual rent payment, as shown in the Lease Agreement, by 12.

For the purposes of comparing the monthly rent payment Sample Characteristic for Property and Lease Number 18, the Property Manager, on behalf of the Issuers, instructed us to use the Kwik Kar Support File as the Source.

Exhibit 1 to Attachment A Page 3 of 4

Notes: (continued)

v. (continued)

For the purposes of comparing the monthly rent payment Sample Characteristic for Property and Lease Number 20, the Property Manager, on behalf of the Issuers, instructed us to:

a.	Divide the annual rent payment, as shown in the Lease Agreement, by 12,
b.	Multiple the result of a. by the applicable consumer price index of 3.4773851% and
c.	Round the result of b. to the nearest 0.01%.

vi.	For the purpose of comparing the land sf Sample Characteristic for each Property and Lease (except for Property and Lease Numbers 1, 2, 12 and 13), the Property Manager, on behalf of the Issuers, instructed us to round any square footage amounts, as shown on the applicable Source(s), to the nearest square foot.

For the purpose of comparing the land sf Sample Characteristic for Property and Lease Number 1, the Property Manager, on behalf of the Issuers, instructed us to recalculate the land sf by:

a.	Multiplying the land area, as shown in the Zoning Report (and in accordance with any other applicable note(s)), by 66.00% and
b.	Rounding the result of a. to the nearest square foot.

For the purpose of comparing the land sf Sample Characteristic for Property and Lease Number 2, the Property Manager, on behalf of the Issuers, instructed us to recalculate the land sf by:

a.	Multiplying the land area, as shown in the Zoning Report (and in accordance with any other applicable note(s)), by 34.00% and
b.	Rounding the result of a. to the nearest square foot.

For the purpose of comparing the land sf Sample Characteristic for Property and Lease Numbers 12 and 13, the Property Manager, on behalf of the Issuers, instructed us to convert the acreage to square footage using the conversion rate of 43,560 sf per acre, as stated in the applicable Source Document(s).

vii.	For the purpose of comparing the building sf Sample Characteristic for each Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to round any square footage amounts, as shown in the applicable Source(s), to the nearest square foot.

viii.	For the purpose of comparing the original lease commencement date Sample Characteristic for each Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to use the same lease start date, as shown in the applicable Source(s), for any Property that has the same unique Contract ID as listed in the applicable Source(s).

ix.	For the purpose of comparing the date of next rent bump Sample Characteristic for each Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to use the date prior to the expiration date as listed in the applicable Source Document(s).

Exhibit 1 to Attachment A Page 4 of 4

Notes: (continued)

x.	For the purpose of comparing the next lease renewal date Sample Characteristic for each Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to use the date prior to the expiration date as listed in the applicable Source Document(s).

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described above.

Exhibit 2 to Attachment A Page 1 of 2

Provided Characteristics

Provided Data Files Field Name	Provided Data Files Field Name

Exhibit 2 to Attachment A Page 2 of 2

Provided Data Files Field Name	Provided Data Files Field Name

Note:	We performed no procedures to determine the accuracy, completeness or reasonableness of the Provided Characteristics.